UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2017

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

California	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)
2387 S HACIENDA BLVD
HACIENDA HEIGHTS CA 91745

	(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	626-961-6522

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2017, San Lotus Holding Inc. (the "Company") held its 2017 annual meeting of shareholders (the "Annual Meeting") at which the Company's shareholders elected three Class I directors to serve two-year terms and two Class II directors to serve one year term.

(c)

1. On May 22, 2017, we appoint Mr. Chen, Kuan-Yu, age 40, as our Chairman of the Board. Mr. Chen Kuan-Yu has served as our Secretary since 2011. From 2010 to 2011, Mr. Chen served as an Associate Director with AON Corporation in Hong Kong. From 2008 to 2009, Mr. Chen was a Senior Consultant with LI Far East Limited, a Hong Kong company. From 2007 to 2008, Mr. Chen was a Manager with Deloitte Actuarial and Insurance Solutions in Hong Kong. From 2000 to 2006, Mr. Chen was an Actuary with MetLife, where he was based in New York for four years and in Taiwan for two years. Mr. Chen received his B.A. in Applied Mathematics from Queen’s University in Canada in 2000 and was qualified as an actuary by the Society of Actuaries in 2004. Mr. Chen serves on the boards of several private companies and is involved in the management of several private enterprises. Mr. Chen resides in Hong Kong and Taiwan.

2. On May 22, 2017, we appoint Mr. Lai,Wen-Ching and Kwong. Edwin as our Vice-Chairman. Their biography are listed as follows:

Kwong, Edwin, Director, Age 57

Kwong, Edwin  is the President, CEO of GUI Corporations dba Mega Productions; HempCon Inc; and American Youth Obesity Research and Prevention Foundation. Mr. Kwong earned his bachelor's degree in mathematics and computer science from the University of California, Los Angeles, and earned his master's degree in computer science from the University of South California in 1986. After working for computer industry for many years, he left the computer industry in 1992 to begin his career as an entrepreneur. We believe his abundant experiences in company managements will be beneficial to us in overseeing our business. Mr. Kwong resides in California.

Lai, Wen-Ching, Director, Age 60

Lai Wen-Ching is Director of Hung Chin Machinery Co., Ltd., a CNC lathe company, where he has served in such capacity since 1980. He is also General Manager of Shun Bin Industrial Co., Ltd., an exporter of motor vehicle parts, where he has held such position since 1985. Mr. Lai is also Director and Partner of Investment Yan Zi International, Inc. and an independent consultant advising on various business matters for the Taichung City Government since 2005. We believe Mr. Lai’s many years of business experience will be beneficial to our company. Mr. Lai resides in Taichung, Taiwan.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2017, the Company's Board of Directors approved to add and/or amend the Section 8 of Article II; the Section 2 and 13 of Article III; and Article VII in its bylaws as follows:

ARTICLE II

SHAREHOLDERS

SECTION 8. CUMULATIVE VOTING. Cumulative voting by each shareholder of the Corporation shall be eliminated when the Corporation becomes a listed corporation as defined under sec. 301.5 (d) of California Corporation Code. This section becomes effective only when the Corporation becomes a listed corporation as defined under sec. 301.5 (d) of California Corporation Code.

ARTICLE III

DIRECTORS

SECTION 2. NUMBER, CLASSIFICATION AND TERM OF OFFICE OF DIRECTORS. The number of directors of the Corporation shall be that number as may be fixed from time to time by resolution of the Board of Directors, and the number of directors of the Corporation shall not be less than three (3) nor greater than five (5). The initial number of directors of the Corporation shall be three (3). The number of directors can be increased or decreased within the foregoing range at any time by the Board of Directors. The term of office of the directors will be staggered by dividing the directors into two classes. Class I shall consist, initially, of three (3) directors who will each be elected at the annual meeting of the Corporation to serve on the Board of Directors for two year terms. Class II shall consist, initially, of two (2) directors who shall be elected at each annual meeting of the Corporation to serve for one year term. If the number of directors is changed, any increase or decrease shall be so apportioned among the classes. If a director resigns and such resignation is to take effect before an annual meeting occurs, the Board of Directors shall have the power to fill the vacancy for the duration of the resigning director term or until the next annual meeting of shareholders, at which time the shareholders shall have the power to elect a successor for the appropriate term depending on the class of the resigning director.

SECTION 13. REMOVAL BY SHAREHOLDERS. Any or all of the Directors may be removed without cause if the removal is approved by the outstanding shares.

ARTICLE VII

AMENDMENTS

Except the section 13 of Article III, these bylaws may be altered, amended or repealed either by approval of a majority of the outstanding shares entitled to vote or by the approval of the Board of Directors. The section 13 of Article III may only be amended or repealed by a majority of the outstanding shares entitled to vote. Additionally, the fact that the Board of Directors may adopt, amend or repeal these bylaws other than the section 13 of Article III shall not divest the shareholders of the power nor limit their power to adopt, amend or repeal the bylaws.

Item 5.07      Submission of Matters to a Vote of Security Holders.

On May 22, 2017, the Company held its 2017 Annual Meeting, at which the Company's shareholders approved (1) to ratify the Annual Report on Form 10-K of Company for the year ended on December 31, 2016; (2) to elect three Class I directors to the Company's board of directors (the "Board") to serve two-year terms or until the election and qualification of their successors; (3) to elect two Class II directors to the Board to serve one-year term or until the election and qualification of their successors; (4) to ratify the appointment of Davidson & Company LLP  as the Company's independent registered public accounting firm for the fiscal years as of  December 31, 2016 and 2015; and (5) to amend the bylaws.

Below are the voting tabulations for each proposal:

Proposal No. 1: Ratification of the Annual Report on Form 10-K of Company for the year ended on December 31, 2016

For	Against	Abstain
36,374,110 86.6%

Proposal No. 2: Election of of Three Class I Directors:

	For	Against	Abstain
Chen, Kuan-Yu	36,374,110 86.6%
Lin, Mu-Chen	36,374,110 86.6%
Kwong, Edwin	36,374,110 86.6%

Proposal No. 3: Election of of Two Class II Directors:

	For	Against	Abstain
Lai,Wen-Ching	36,374,110 86.6%
Yeh, Shun-Shan	36,374,110 86.6%

Proposal No. 4: Ratification of the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal years as of  December 31, 2016 and 2015

For	Against	Abstain
36,374,110 86.6%

Proposal No. 5: Approval of amendment to bylaws

For	Against	Abstain
36,374,110 86.6%

Item 8.01 Other Events.

a.       The Board of Directors of the Company approves to form following committees:

1.       Audit Committee:

Lai,Wen-Ching	Lin, Mu-Chen	Yeh, Shun-Shan

2.       Nomination Committee:

Lai,Wen-Ching	Chen, Kuan-Yu	Yeh, Shun-Shan

3.       Compensation Committee:

Lai,Wen-Ching	Kwong, Edwin	Yeh, Shun-Shan

The biography of each member consisting of the committees above was disclosed in the Form DEF 14A filed with SEC on May 12, 2017, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2017	SAN LOTUS HOLDING INC.
By: /s/Chen, Kuan-Yu
Chen, Kuan-Yu
Chairman of the Board